UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008

UNIVERSAL AMERICAN CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

On July 31, 2008, we issued a press release announcing our financial results for the fiscal quarter ended June 30, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01.                                          Regulation FD Disclosure

The information set forth under Item 2.02 is hereby incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, known as the “Exchange Act”, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Information contained in this report or any exhibit, and oral statements made from time to time by our representatives, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. The following are examples of forward-looking statements that we may make:

•	statements regarding the likelihood or effect of any legislative or regulatory changes;

•	statements regarding our expectations of the performance of our Part D, Medicare Supplement and Medicare Advantage businesses and other lines of business;

•	statements regarding the estimation of loss ratios and lapsation;

•	statements regarding the adequacy of reserves;

•	statements regarding our ability to institute future rate increases;

•

statements regarding expectations regarding our Part D and Medicare Advantage programs, such as our estimates of membership, costs, revenues, future operating results and the risks inherent in this business;

•	statements regarding the identification of acquisition candidates;

•	statements regarding the completion, integration or accretion of any acquisition transactions, such as the MemberHealth transaction; and

•	statements regarding the viability of any acquisition proposal.

Although we believe that the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will achieve our expectations. Forward-looking information is subject to risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond our ability to control or predict. Important factors that may cause actual results to differ materially and that could impact us and the statements contained in this report, including any exhibit, can be found in our quarterly reports on Form 10-Q, current reports on Form 8-K, annual reports on Form 10-K and other reports filed with the Securities and Exchange Commission. We assume no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

By:	/s/ MITCHELL J. STIER
Mitchell J. Stier
Senior Vice President and General Counsel

Date:  August 1, 2008

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EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release dated July 31, 2008